UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/23/2009

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32253

Delaware	23-3058564
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)

(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 24, 2009, EnerSys issued a press release annoucing that Michael T. Philion, Executive Vice President - Finance and Chief Financial Officer, has elected to retire from the Company effective November 23, 2009. Until a replacement is appointed, Michael J. Schmidtlein, Vice President, Corporate Controller and Principal Accounting Officer will serve as the interim Chief Financial Officer of the Company. For additional information, reference is made to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated November 24, 2009, of EnerSys announcing the retirement of Michael T. Philion as Executive Vice President Finance and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: November 24, 2009	By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President - Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated November 24, 2009, of EnerSys announcing the retirement of Michael T. Philion as Executive Vice President Finance and Chief Financial Officer